PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE THE SUBJECT OF A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED; UNREDACTED VERSION ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION

                                 AMENDMENT NO. 3
                            TO THE LICENSE AGREEMENT
                                     BETWEEN
                     GATEWAY 2000 AND MICROSOFT CORPORATION
                           DATED [*], CONTRACT NO. [*]

     This Amendment ("Amendment") to the License Agreement ("Agreement") between MICROSOFT CORPORATION ("MS") and GATEWAY 2000, Inc. ("GATEWAY") dated [*] is made and entered into this [*].

     1. The attached Exhibit B1 and C4 shall be added to the Agreement.

     2. Except as provided herein, all terms of the Agreement shall remain in full force and effect. In the event of inconsistencies between the Agreement and this Amendment, the terms and conditions of the Amendment shall be controlling.

This Amendment shall be null and void unless signed by GATEWAY and returned to [*] days of receipt by GATEWAY.

     IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date set forth above. All signed copies of this Amendment to the Agreement shall be deemed originals. This Amendment does not constitute an offer by MS. This Amendment shall be effective upon execution on behalf of GATEWAY and MS by their duly authorized representatives.




MICROSOFT CORPORATION                  GATEWAY 2000


        /S/ JAN CLAESSON                      /S/ WILLIAM M. ELLIOTT
- --------------------------------       --------------------------------
By                                     By


      /S/ JAN E. CLAESSON                     /S/  WILLIAM M. ELLIOTT
- --------------------------------       --------------------------------
Name (Print)                           Name (Print)

                                              /S/ SENIOR VICE PRESIDENT,
       /S/ DIRECTOR, OEM                    GENERAL COUNSEL & SECRETARY
- --------------------------------       --------------------------------
Title                                  Title

              [*]
- --------------------------------       --------------------------------
Date                                   Date



                                  EXHIBIT B1
                         MINIMUM COMMITMENT PAYMENTS

First Period of This Agreement

                                    Payment Amount     Cumulative Amount
          Date                          (US$)           of Payments for
                                                          Period (US$)
          Signing of this                    [*]              [*]
          Agreement (payment due
          upon signing)
          [*] after the end of the           [*]              [*]
          calendar quarter in
          which the Effective Date
          occurs ("FIRST PAYMENT
          DATE")
          [*] The FIRST PAYMENT DATE         [*]              [*]
          [*] The FIRST PAYMENT DATE         [*]              [*]
          [*] The FIRST PAYMENT DATE         [*]              [*]
          Total First Period                 [*]              [*]
          Minimum Commitment


Payments shall be due as specified in Section 3(d) of the Agreement.


                                 EXHIBIT C 4
                        CONSUMER APPLICATIONS PRODUCTS

*If royalty rate and Customer System are not specified for a particular Product, then such Product is not licensed under this Agreement.

**Language Key: A = Arabic, CE = Cyrillic Enabled, CH = Chinese, CZ = Czech, D = German, DA = Danish, DU = Dutch, E = Spanish, EE = Eastern and Central European, EN = English, FI = Finnish, FR = French, HAN = Hangeul, HB = Hebrew, HUN = Hungarian, I = Italian, K = Kanji, N = Norwegian, POL = Polish, POR = Portuguese, PRC = PRC Simplified Chinese, RU = Russian, SW = Swedish, TH = Thai, TR = Turkish

Products May Be Provided on CD Media As and If Available

                                          LANGUAGE                APPLICABLE    CUSTOMER   ROYALTY/BASIS   NON-ENGLISH   ADDED BY
    PRODUCT NAME AND                     VERSION(S)     APM      ADDITIONAL     SYSTEM     (PER SYSTEM     ADDITIONAL    AMENDMENT
         VERSION          PRODUCT TYPE      **        REQUIRED   PROVISIONS     NUMBER*    OR PER COPY)*    ROYALTY      NUMBER
  ---------------------   ------------   ----------   --------   ----------    --------   --------------   -----------   ---------
    FAMILY VALUE PACK     Authorized         EN          Yes     (a),(b),(d)              [*] per system      US$___
        Includes:         Replication                                                               __
    Works v. 3.0 for
      Windows(R) or
    Works v. 4.0 for
      Windows(R) 95
     Encarta(R) 1995
     Money v. 3.0 or
         v. 4.0
  Scenes v. 2.0 [Sports
        Extremes]
     Home CD Sampler
     Cinemania 1995
       Golf V2.0
   WEP I, II, III, IV

                            ADDITIONAL PROVISIONS KEY

     (a) The following provisions shall apply to all Products listed in this Exhibit C:

          (1) Provided that GATEWAY has complied with the terms and conditions of this Amendment, GATEWAY may terminate this Exhibit C for the Product by providing written notice [*] before the occurrence of [*] after the date the Product was added to this Amendment.

     (b) Unless otherwise indicated in this subsection, GATEWAY may distribute Product(s) only within the geographical boundaries of the country in which GATEWAY or its subsidiary is located.

     (c) This Value Pack includes a license for Microsoft's Home CD Sampler. GATEWAY agrees to distribute such CD Sampler with all Customer Systems with which GATEWAY distributes this Value Pack.


                                    EXHIBIT N
                                    ADDRESSES

         COMPANY:                                      MS:

NOTICES:                                 NOTICES

Osborne Gateway 2000 Pty Ltd             MICROSOFT CORPORATION
8-10 Talavera Rd                         One Microsoft Way
North Ryde NSW 2113                      Redmond, WA 98052-6399
Australia                                U.S.A.
Attn: [*]                                Attn: Vice President, OEM Group
Telephone: 612-8448448
Fax: 612-8448600                         With copy to:
                                         MICROSOFT CORPORATION
GATEWAY 2000                             One Microsoft Way
610 Gateway Drive                        Redmond, WA 98052-6399
N. Sioux city, SD 57049-2000             U.S.A.
Attn: [*]                                Attn: Law & Corporate Affairs
Telephone: 605-232-1359                  Fax: +1-206-936-7329
Fax: 605-232-2023
                                         Other Correspondence:
BILL TO:                                 OEM Sales
Osborne Gateway 2000 Pty Ltd             MICROSOFT CORPORATION
8-10 Talavera Rd                         One Microsoft Way
North Ryde NSW 2113                      Redmond, WA 98052-6399
Australia                                U.S.A.
Attn: [*]

SHIP TO:
Osborne Gateway 2000 Pty Ltd
8-10 Talavera Rd
North Ryde NSW 2113
Australia NSW 2113
Attn: [*]

COMPANY Support
telephone no.: 612-8448448